EXHIBIT 10.19

NOVEL SURGERY AGREEMENT	СОГЛАШЕНИЕ О ПРОВЕДЕНИИ РАНЕЕ НЕ ПРОВОДИВШЕЙСЯ ХИРУРГИЧЕСКОЙ ОПЕРАЦИИ

This Novel Surgery Agreement (“Agreement”) is made, as of the last date set forth on the signature page below, between:	Настоящее Соглашение об проведении ранее не проводившейся хирургической операции («Соглашение») заключено на дату, указанную последней на странице с подписями, между:

Harvard Apparatus Regenerative Technology, Inc., a Delaware corporation having an office located at 84 October Hill Road, Holliston, Massachusetts 01746 Telephone: (508) 893-8999; Facsimile: (508) 892-6135 (“Manufacturer”),	Harvard Apparatus Regenerative Technology, Inc., корпорацией, зарегистрированной в штате Делавэр по адресу: 84 October Hill Road, Holliston, Massachusetts 01746, тел.: (508) 893-8999; факс: (508) 892-6135 («Изготовитель»),

State Budget Institution of Public Health Department Regional Clinical Hospital #1 after Prof. S.V. Ochapovsky located at 1st May 167, Krasnodar 350086 (“Hospital”), and	Государственное бюджетное учреждение здравоохранения «Краевая клиническая больница №1 имени профессора С.В. Очаповского, расположенная по адресу: Краснодар 350086 ул. 1 мая, 167 («Больница»)), и

[surgeon’s name], M.D., an employee of Hospital assigned to provide professional services at Hospital (“Principal Surgeon”).	[фамилия врача], врачом, сотрудником Больницы, назначенным для оказания профессиональных услуг в Больнице (далее – «Главный врач»).

WHEREAS, Principal Surgeon intends to employ a clinical protocol, entitled “Human Bioengineered Synthetic Tracheal Transplant Protocol”, as amended in writing from time to time and incorporated by reference herein (the “Clinical Protocol”), for the transplantation of the trachea, using a synthetic bioengineered scaffold seeded with autologous mononuclear cells (the “Surgery”), as an intraoperative solution for a patient (“Patient”);

ПРИНИМАЯ ВО ВНИМАНИЕ, что Главный врач намерен использовать клинический протокол под названием «Протокол применения человеческого биоинженерного синтетического трансплантата трахеи», с вносимыми время от времени письменными изменениями, который включён в данное Соглашение путём ссылки («Клинический протокол»), для пересадки трахеи с использованием синтетического биоинженерного каркаса с всаженными аутогенными мононуклеарными клетками («Хирургическая операция») в качестве интраоперационного решения для пациента (далее – «Пациент»);

WHEREAS, the Clinical Protocol contemplates the use of the In Breath® 3D Organ Bioreactor (the “Device”) in connection with the Surgery and Manufacturer owns the rights to and manufactures the Device;	ПРИНИМАЯ ВО ВНИМАНИЕ, что Клинический протокол включает применение устройства In Breath® 3D Organ Bioreactor («Устройство») в связи с Хирургической операцией, и Изготовитель владеет правами на Устройство и его изготовление;

WHEREAS, Hospital has facilities and personnel with the requisite skills experience and knowledge to participate in the Surgery in accordance with the Clinical Protocol referenced above; and	ПРИНИМАЯ ВО ВНИМАНИЕ, что в Больнице имеются помещения и персонал, обладающий необходимыми навыками, опытом и знаниями для участия в Хирургической операции в соответствии с указанным выше Клиническим протоколом, а также,

WHEREAS, the parties wish to collaborate on the Surgery in a manner beneficial to each of them.	ПРИНИМАЯ ВО ВНИМАНИЕ, что стороны выразили желание вести взаимовыгодное сотрудничество для проведения Хирургической операции,

NOW, THEREFORE, in consideration of the premises and mutual promises and covenants expressed herein the parties agree as follows:	С УЧЁТОМ ВЫШЕИЗЛОЖЕННОГО, принимая во внимания исходные условия и взаимные обещания сторон, а также договорённости, изложенные в данном документе, стороны пришли к следующему соглашению:

1.	Surgery	Хирургическая операция

1.1.	Principal Surgeon will perform the Surgery at the Hospital (or at such other location agreed to by the parties) according to applicable Clinical Protocols, using his professional expertise and reasonable professional practices.	Главный врач проведёт Хирургическую операцию в Больнице (или в другом таком месте, согласованным сторонами) в соответствии с применимыми Клиническим протоколами, используя свой профессиональный опыт и разумную профессиональную практику.

1.2.	Hospital will provide qualified personnel, equipment, and materials (except as otherwise provided by Manufacturer), and facilities necessary to perform the Surgery in accordance with the Clinical Protocol and this Agreement. Hospital and Principal Surgeon shall at all times comply with all applicable laws and regulations relating to the use of such equipment and materials, and shall at all times comply with the requirements for obtaining prior, written informed consent of the Patient and/or Patient’s representatives (“Informed Consent”) in the form or similar acceptable form as set forth in Appendix 1.	Больница обеспечит квалифицированный персонал, оборудование и материалы (кроме тех которые иначе будут предоставлены Изготовителем), а также помещения, необходимые для проведения Хирургической операции в соответствии с Клиническим протоколом и данным Соглашением. Больница и Главный врач должны постоянно соблюдать требования всех применимых законов и постановлений, которые относятся к использованию такого оборудования и материалов, и должны во всё время выполнять требования получения предварительного, осведомлённого письменного согласия Пациента и/или представителей Пациента («Осведомлённое согласие») по форме или в похожей приемлемой форме в соответствии с Приложением №1.

2.	Principal Surgeon	Главный врач

2.1	The Surgery will be performed by and under the direction of Principal Surgeon.	Хирургическая операция будет произведена Главным врачом и под его руководством.

2.2	Hospital and Principal Surgeon represent and warrant that Principal Surgeon is not the subject of a proceeding by any Board of Medical Examiners or similar agency.	Больница и Главный врач заверяют и гарантируют, что Главный врач субъектом разбирательства со стороны Совета Медицинской Экспертизы (Board of Medical Examiners) или схожей инстанции.

3.	Institutional Approvals	Одобрения учреждениями

3.1	Hospital and Principal Surgeon shall not allow the Surgery nor any preparation for the Surgery until the Surgery has been unconditionally approved by any and all applicable authorities including all the terms and conditions of the Surgery, including without limitation the Informed Consent of the Patient, the Clinical Protocol and the participation of Hospital and Principal Surgeon in the Surgery.	Больница и Главный врач не должны разрешать, ни проведения Хирургической операции, ни какой-либо подготовки к Хирургической операции до тех пор, пока не будут получены безусловные одобрения проведения Хирургической операции от всех и любых соответствующих властей, включая все условия и положения Хирургической операции, включая без ограничений, Осведомлённое согласие Пациента, Клинический протокол и участие Больницы и Главного врача в проведении Хирургической операции.

4.	Supply of Surgery Materials	Поставка материалов для Хирургической операции

4.1	Manufacturer will provide the Device, and Principal Surgeon and Hospital shall provide all other devices, services, equipment and other supplies necessary for conduct of the Surgery. Neither Principal Surgeon nor Hospital may provide or demonstrate the Device to any other persons or entities not described in this Agreement without the prior express written consent of Manufacturer.	Изготовитель предоставит Устройство, а Главный врач и Больница должны предоставить все остальные приспособления, услуги, оборудование и прочие материалы, необходимые для проведения Хирургической операции. Ни Главный врач, ни Больница не могут предоставить или демонстрировать Устройство каким-либо прочим лицам или субъектам, не указанным в данном Соглашении, без предварительного, прямо выраженного письменного согласия Изготовителя.

5.	Access to Facilities and Personnel	Доступ к помещениям и персоналу

5.1	Hospital will allow Manufacturer (or its designees) reasonable access during business hours and at mutually convenient times to the Hospital (or such other location as the Surgery or any post-operative activities take place) and Principal Surgeon for the purpose of assisting Principal Surgeon and his team in use of the Device, monitoring the Surgery in accordance with the Clinical Protocol and/or the Informed Consent, reviewing documents and other matters related to the Surgery.	Больница разрешит Изготовителю (или указанным им лицам) доступ в Больницу в разумных пределах, в рабочее время и в часы, обоюдно выгодные как для Больницы (или подобного другого места, когда будет проводиться Хирургическая операция или любые после-операционные процедуры), так и для Главного врача, с целью помочь Главному врачу и его группе в использовании Устройства, ведении мониторинга Хирургической операции в соответствии с Клиническим протоколом и/или Осведомлённым согласием, для проверки документов и прочих вопросов, связанных с Хирургической операцией

6.	Access to Surgery Reports and Results	Доступ к отчетам и результатам Хирургической операции

6.1	Hospital and Principal Surgeon agree to disclose and make available to Manufacturer (or its designee) all pre- and post-operative records, follow-up reports and other records concerning the Surgery prepared by Hospital or Principal Surgeon, either alone or with others, in each case consistent with the scope of the Informed Consent and the confidentiality waiver authorization given by the Patient, for the purpose of Manufacturer’s use of such information to improve the Device or invent other devices for use in future procedures	Больница и Главный врач соглашаются раскрыть информацию и предоставить Изготовителю (или назначенным им лицам) доступ ко всем до- и после-операционным записям, последующим отчётам и прочим документам, связанным с Хирургической операцией, которые были подготовлены Больницей или Главным врачом, по отдельности или с другими лицами, в каждом отдельном случае в рамках Осведомлённого согласия и отказа от конфиденциальности данных Пациентом, в целях использования такой информации Изготовителем для усовершенствования данного Устройства или изобретения других устройств для использования в будущих процедурах.

7.	Inventions; Ownership of Intellectual Property	Изобретения; права на интеллектуальную собственность

7.1	It is recognized and understood that the existing inventions and technologies, including, but not limited to the Confidential Information of Manufacturer or Hospital are their separate property, respectively, and are not affected by this Agreement. Hospital shall not have any claims to or rights in such existing inventions and technologies of Manufacturer (including, without limitation, Manufacturer’s Confidential Information), and Manufacturer shall not have any claims to or rights in such existing inventions and technologies of Hospital (including, without limitation, Hospital’s Confidential Information). For purposes hereof, “Confidential Information” shall mean any and all information, materials and data that is disclosed by one party to the other pursuant to this Agreement and designated as “confidential” at the time of initial disclosure if disclosed in writing or, if initially disclosed orally, identified by the disclosing party as confidential at the time of disclosure and thereafter summarized in writing and designated as “confidential” within 30 days after the initial oral disclosure. Confidential Information shall not include any information, materials or data which: (i) at the time of disclosure hereunder is generally available to the public; (ii) after disclosure hereunder becomes generally available to the public, except through breach of this Agreement by the recipient; (iii) the recipient can demonstrate was in its possession prior to the time of disclosure by the disclosing party hereunder, and was not acquired directly or indirectly from the disclosing party under an obligation of confidentiality; (iv) becomes available to the recipient from a third party which is not legally prohibited from disclosing such Confidential Information, provided such Confidential Information was not acquired directly or indirectly from the disclosing party under an obligation of confidentiality; or (v) the recipient can demonstrate was developed by or for the recipient independently of the disclosure of Confidential Information by the disclosing party.	Признаётся и понимается, что существующие изобретения и технологии, включая, но не ограничиваясь Конфиденциальной информацией Изготовителя или Больницы соответственно, являются отдельными объектами собственности, и не попадают под действие данного Соглашения. Больница не должна предъявляет каких либо претензий или заявлять о правах на такие существующие изобретения и технологии Изготовителя (включая, без ограничений, Конфиденциальную информацию Изготовителя), и Изготовитель не должен предъявлять никаких претензий или заявлять о правах на такие существующие изобретения и технологии Больницы (включая, без ограничений, Конфиденциальную информацию Больницы). В рамках данного соглашения, «Конфиденциальная информация» означает всю без исключения информацию, материалы и данные, которые передаются одной стороной другой стороне согласно данному Соглашению и которые обозначены как «конфиденциальные» в момент их первоначального раскрытия, если они были раскрыты в письменной форме, или если они были первоначально раскрыты в устной форме, обозначены передающей стороной как конфиденциальные в момент раскрытия и впоследствии обобщены в письменной форме и указаны как «конфиденциальные» в течение 30 дней после первоначального устного раскрытия информации. Конфиденциальная информация не должна включать в себя никакой информации, материалов или данных, которые: (i) в момент раскрытия по данному Соглашению являются общедоступными; (ii) после раскрытия по данному Соглашению, они становятся общедоступными, за исключением случаев, когда это произошло в результате нарушения Соглашения получателем; (iii) получатель может доказать, что он владел этой информацией до её раскрытия передающей стороной согласно данному Соглашению, и она не была получена прямо или косвенно от передающей стороны в соответствии с обязательствами о конфиденциальности; (iv) могли попасть к получателю от третьей стороны, в отношении которой нет юридических оснований запрещающих раскрытие такой Конфиденциальной информации, при условии, что такая Конфиденциальная информация не была получена прямо или косвенно от передающей стороны в соответствии с обязательствами о конфиденциальности; или (v) получатель может продемонстрировать, что она была разработана получателем или для него, независимо от раскрытия Конфиденциальной информации передающей стороной.

7.2	All right, title and interest to any invention, whether or not patentable, resulting from the performance of this Agreement shall belong solely to Manufacturer if conceived, discovered or invented solely by Manufacturer or an employee or consultant of Manufacturer. All right, title and interest to any invention, whether or not patentable, which arises from Manufacturer’s Confidential Information or the Device shall also be owned solely by Manufacturer (both referred to as a “Manufacturer Invention”).	Все права, собственность и интерес в каком-либо изобретении, патентоспособном ли или нет, полученные в результате выполнения данного Соглашения, должны принадлежать исключительно Изготовителю, если изобретение было задумано, открыто или изобретено исключительно Изготовителем или сотрудником или консультантом Изготовителя. Всеми правами, собственностью и интересом в каком-либо изобретении, патентоспособном или нет, возникающими из Конфиденциальной информации или Устройства Изготовителя, также владеет исключительно Изготовитель (в обоих случаях они называются «Изобретение Изготовителя»).

7.3	All right, title and interest to any invention, whether or not patentable, resulting from the performance of this Agreement shall belong solely to Hospital if conceived, discovered or invented solely by Hospital or an employee or consultant of Hospital, without any access to Manufacturer’s Confidential Information or use of Manufacturer’s technology, resources or other property (including, without limitation, the Device) (a “Hospital Invention”).	Все права, собственность и интерес в каком-либо изобретении, патентоспособном ли или нет, возникающие в связи с выполнением данного Соглашения, принадлежат исключительно Больнице, если изобретение было задумано, открыто или изобретено исключительно Больницей или сотрудником или консультантом Больницы, без какого-либо доступа к Конфиденциальной информации Изготовителя или использования технологии, ресурсов или иной собственности Изготовителя (включая, помимо прочего, Устройство) («Изобретение Больницы»)

7.4	All right, title and interest to any invention, whether or not patentable, resulting from the performance of this Agreement and which is conceived, discovered or invented jointly by Manufacturer or an employee or consultant of Manufacturer and Hospital or an employee or consultant of Hospital shall be owned jointly by Manufacturer and Hospital (a “Joint Invention”).	Всеми правами, собственностью и интересами в каком-либо изобретении, патентоспособном ли или нет, возникающие в связи с выполнением данного Соглашения, если изобретение задумано, открыто или изобретено совместно Изготовителем или сотрудником или консультантом Изготовителя и Больницей или сотрудником или консультантом Больницы, совместно владеют Изготовитель и Больница («Совместное изобретение»)

7.5	Hospital hereby grants to Manufacturer an option to obtain a perpetual, worldwide license, to make, have made, use and sell products incorporating Hospital Inventions at a reasonable royalty rate and upon other reasonable terms, including exclusivity, to be negotiated by the parties. Manufacturer’s election to exercise its option must be in writing to Hospital. If, within ninety (90) days from the date Manufacturer is notified of a Hospital Invention, Hospital and Manufacturer do not execute a mutually agreeable license for such, Hospital may thereafter enter into a license with any third party with respect thereto.	Настоящим Больница предоставляет Изготовителю опцион на получение бессрочной лицензии действительной по всему миру, на изготовление, заказ на изготовление, использование и продажу продукции, содержащей Изобретения Больницы с уплатой роялти по разумной ставке и при выполнении других разумных условий, в том числе эксклюзивности, которые подлежат обсуждению сторонами. Решение Изготовителем о реализации данного опциона должно быть составлено в письменной форме и направлено Больнице. Если в течение девяноста (90) дней с даты уведомления, направленного Изготовителю в отношении Изобретения Больницы, Больница и Изготовитель не составят соглашение для получения взаимо согласованной лицензии, Больница может впоследствии в этих целях заключить соглашение о получении лицензии с любым третьим лицом.

7.6	Hospital shall have a royalty-free, non-exclusive licence to use any Manufacturer Inventions and/or Joint Inventions, solely for its internal educational and non-commercial research purposes and for the purpose of compliance with any applicable laws and regulations. With respect to all other uses, Manufacturer hereby grants to Hospital an option to obtain a perpetual, worldwide license, to Manufacturer Inventions at a reasonable royalty rate and upon other reasonable terms, including exclusivity, to be negotiated by the parties. Hospital’s election to exercise its option must be in writing to Manufacturer. If, within ninety (90) days from the date Hospital is notified of a Manufacturer Invention, Hospital and Manufacturer do not execute a mutually agreeable license for such, Manufacturer may thereafter enter into a license with any third party with respect thereto.	Больница должна иметь не эксклюзивную лицензию без уплаты роялти для использования любых Изобретений Изготовителя и/или Совместных Изобретений исключительно для своих внутренних образовательных и некоммерческих исследовательских целей, а также в целях выполнения требований любых применимых законов и нормативных актов. В отношении всех других видов применения, настоящим Изготовитель даёт Больнице опцион на получение бессрочной лицензии действующей по всему миру на Изобретения Изготовителя с уплатой роялти по разумной ставке и при выполнении других разумных условий, в том числе эксклюзивности, которые подлежат обсуждению сторонами. Решение Больницы о реализации данного опциона должно быть составлено в письменной форме и направлено Изготовителю. Если в течение девяноста (90) дней с даты уведомления, направленного Больнице в отношении Изобретения Изготовителя, Больница и Изготовитель не составят соглашение для получения взаимо согласованной лицензии, Изготовитель может впоследствии в этих целях заключить соглашение о получении лицензии с любым третьим лицом.

7.7	Each party shall have the unrestricted right to exploit any Joint Inventions.	Каждая из сторон имеет неограниченное право на использование любых Совместных Изобретений.

8.	Documentation Provided by Hospital	Документация, предоставляемая Больницей

8.1

Hospital will submit the following documents to Manufacturer before commencing the Surgery:

(a)   a signed copy of any and all required approvals of the Surgery and Patient Informed Consent form, as required and approved by the appropriate authorities; and

(b)   a signed copy of the Clinical Protocol.

Больница представит Изготовителю следующие документы до начала Хирургической операции:

a)   подписанные копии всех и любых одобрений требуемых для проведения Хирургической операции и Осведомлённое согласие Пациента, как того требуют и одобряют соответствующие власти; и

b)   подписанную копию Клинического протокола

9.	Privacy	Конфиденциальность

9.1	Manufacturer hereby agrees to fully comply with all applicable laws relating to privacy of Patient health information and the regulations adopted pursuant thereto. Without any limitation to the foregoing, the parties understand that in connection with the Agreement, certain Patient data must be exchanged between Hospital and Manufacturer. Manufacturer agrees to fully comply with appropriate confidentiality requirements and regulations, and specifically agrees to:	Изготовитель выражает согласие полностью выполнять требования всех применимых законов, связанных с конфиденциальностью медицинской информации Пациента, и нормативными актами, принятыми в целях обеспечения оной. Без каких-либо ограничений на счёт вышеуказанного, стороны понимают, что в связи с данным Соглашением, определённые данные о Пациенте должны обмениваться между Больницей и Изготовителем. Изготовитель согласен полностью выполнять соответствующие требования по конфиденциальности, и в особенности соглашается:

(a)    not use or further disclose Patient health information and/or electronic protected health information other than as permitted or required by the Agreement or as required by law;

(b)    use appropriate safeguards to prevent use or disclosure of information other than as required for by the Agreement;

(c)    report to the Hospital any use or disclosure of the information not provided for by the Agreement of which it becomes aware,

(d)    ensure that any agents, including a subcontractor, to whom Manufacturer provides protected health information and/or electronic protected health information received from, or created, or received by Manufacturer on behalf of Hospital, agree to the Manufacturer’s restrictions and conditions that apply to Manufacturer as a business partner of Hospital with respect to such information;

(e)    make available protected health information and/or electronic protected health information for amendment and incorporate any amendments to protected health information and/or electronic protected health information as required by law;

(f)    make its internal practices, books and records related to the use and disclosure of protected health information and/or electronic protected health information received from, or created, or received by Manufacturer on behalf of Hospital available to the U.S. Secretary of Health and Human Services if so required;

(g)   return or destroy, at termination of this Agreement, if feasible, all protected health information and/or electronic protected health information received from, or created, or received by Manufacturer on behalf of Hospital that Manufacturer still maintains in any form and retain no copies of such information; or, if such return or destruction is not feasible, extend the protection of the Agreement to the information and limit further uses and disclosures to those purposes that make the return or destruction of the information infeasible.

a)   не использовать или в дальнейшем не раскрывать медицинскую информацию Пациента и/или медицинскую информацию защищённую средствами электронной защиты, кроме случаев, когда это разрешается или требуется Соглашением или требуется по закону;

b)   использовать соответствующие защитные меры для предотвращения использования или раскрытия информации, кроме того как это требуется Соглашением;

c)   сообщить Больнице, о любых случаях использования или раскрытия информации, которые не предусмотрены Соглашением о которых ему становится известно;

d)   обеспечить, чтобы любые посредники, включая подрядчиков, которым Изготовитель предоставляет защищённую медицинскую информацию и/или медицинскую информацию защищённую средствами электронной защиты, полученную или созданную, или полученную Изготовителем от имени Больницы, были согласны с ограничениями и условиями Изготовителя, которые применяются к Изготовителю в качестве делового партнёра Больницы в отношении такой информации;

e)   предоставлять доступ к защищённой медицинской информации и/или медицинской информации защищённой средствами электронной защиты для внесения поправок и включать любые поправки в защищенную медицинскую информацию и/или медицинскую информацию защищённую средствами электронной защиты в соответствии с требованиями законодательства;

f)   если необходимо, предоставлять доступ к информации о своей внутренней практике, журналам и записям, связанным с использованием и раскрытием защищённой медицинской информации и/или медицинской информации защищённой средствами электронной защиты, полученной от или созданной, или полученной Изготовителем по поручению Больницы, министру здравоохранения и социального обеспечения США;

g)   по прекращении действия данного Соглашения вернуть или уничтожить, если это осуществимо, всю защищённую медицинскую информацию и/или медицинскую информацию защищённую средствами электронной защиты, полученную от или созданную, или полученную Изготовителем по поручению Больницы, которую Изготовитель продолжает содержать в какой-либо форме, и не сохранять никаких копий такой информации; или, если такой возврат или уничтожение неосуществимо, продлить срок защиты информации данным Соглашением и ограничить её последующее использование и раскрытие такими целями, которые делают возврат или уничтожение информации невозможными.

9.2	A violation of this section shall be a material violation of this Agreement and cause for termination notwithstanding any provision in the Agreement to the contrary.	Нарушение условий данного раздела рассматривается как существенное нарушение данного Соглашения и является основанием для расторжения, невзирая на какие либо положения Соглашения об обратном.

9.3	Manufacturer also agrees that if it becomes necessary to amend this Agreement to fulfill the purposes of any applicable laws or regulations that Manufacturer agrees to do so without additional consideration.	Изготовитель также соглашается, что если возникнет необходимость внесения поправок в данное Соглашение для выполнения требований применимых законов или нормативных актов, Изготовитель соглашается на это без дополнительного рассмотрения вопроса.

10.	Device Offered for Single Use Not for Sale or Public Use	Устройство предлагается для одноразового использования и не подлежит продаже или общему пользованию

10.1	Without limiting the generality of any other confidentiality provisions under this Agreement, Hospital and Principal Surgeon acknowledge that the Device is investigational and agree (a) to use the Device solely in connection with the Surgery and not to use the Device again including, without limitation, in connection with any other procedure, and (b) not to offer the Device for commercial sale or use.	Без ограничений общего характера любых прочих условий по конфиденциальности, содержащихся в настоящем Соглашении, Больница и Главный врач признают, что Устройство является исследовательским и соглашаются, (a) использовать Устройство исключительно в целях проведения Хирургической операции и не использовать Устройство повторно, включая, без каких либо ограничений, для произведению любых других процедур, и (b) не предлагать Устройство для коммерческой продажи или использования.

11.	Insurance	Страхование

11.1	Hospital shall maintain, during the course of this Agreement and for a period of at least two (2) years thereafter, its program of self insurance against such risks in minimum amounts of 1,000,000.00 Rubles per occurrence and or in such other higher amounts as may be required by applicable laws and/or regulations. Upon request, Hospital shall provide certification of such insurance coverage to Manufacturer.	В течение срока действия настоящего Соглашения и в течение периода продолжительностью не менее 2 (двух) лет после завершения срока его действия, Больница обязана сохранять в силе свою программу само страхования от подобных рисков в размере минимум 1,000,000 рублей за каждый страховой случай и/или прочих более крупных сумм в зависимости от требований применимого законодательства и/или нормативных актов. По требованию Изготовителя Больница обязана предоставить документальные подтверждения такого страхового покрытия.

11.2	Manufacturer shall maintain, during the course of this Agreement and for a period of at least two (2) years thereafter, liability insurance in the amount of Two Million Dollars ($2,000,000) per occurrence and Four Million Dollars ($4,000,000) annual aggregate with financially sound and reputable insurance companies. Upon request, Manufacturer shall provide certification of such insurance coverage to Hospital.	В течение срока действия настоящего Соглашения и в течение периода длительностью не менее 2 (двух) лет после завершения срока его действия, Изготовитель обязан обеспечить страхование ответственности в размере 2 000 000 (двух миллионов) долларов США за каждый страховой случай и общей годовой суммы страховых выплат в 4 000 000 (четыре миллиона) долларов США у финансово стабильных и авторитетных страховых компаний. По требованию Изготовителя Больница обязана предоставить документальные подтверждения такого страхового покрытия.

12.	Indemnification and Responsibility	Возмещение ущерба и ответственность

12.1	By Manufacturer:	Со стороны Изготовителя:

(a)    Manufacturer hereby agrees to indemnify, defend and hold harmless Hospital and its directors, trustees, officers, shareholders, agents, and employees, including, but not limited to Principal Surgeon and assistants in the Surgery (hereafter collectively referred to as “Hospital Indemnitees”) from and against any and all claims, liabilities, losses, judgments, obligations, damages, costs and expenses (including reasonable attorneys’ fees) (collectively “Claims”) arising out of claims made or brought on behalf of Patient (or his representatives or dependents) for personal injury (including death) that arises from or is attributable to the design, production, manufacture of the Device.

(b)    The indemnification obligation set forth in this Section 12.1 shall not apply in the event and to the extent that such Claims arose as a result of (i) the wilful misconduct or negligence by Hospital Indemnitees or (ii) the “sole negligence” of one or any of the Hospital Indemnitees;

(c)    Hospital Indemnitees shall provide Manufacturer written notice of a Claim no later than fourteen (14) days after the Hospital Indemnitees have notice of such Claim for which indemnification is sought;

(d)    Manufacturer shall have sole control over the defense and settlement of a Claim for which indemnification is sought, and Hospital Indemnitees shall cooperate with the Manufacturer and its legal representatives in the investigation and defense of the Claim;

(e)    Manufacturer shall act reasonably and in good faith with respect to the defense or settlement of the Claim and will not reach any settlement which requires an admission of fault by a Hospital Indemnitee without that Hospital Indemnitee’s consent;

(f)    Hospital Indemnitees may, at their own expense, obtain separate legal counsel.

(a)   Настоящим Изготовитель соглашается индемнифицировать, защищать и ограждать Больницу и её директоров, попечителей, должностных лиц, акционеров, посредников и сотрудников, включая, но не ограничиваясь, Главного врача и ассистентов в Хирургическом отделении (в дальнейшем вместе именуемым "Индемнифицируемые лица") от и против любых и всех претензий, ответственности, убытков, судебных постановлений, обязательств, возмещения убытков, издержек и расходов (в том числе разумных гонораров адвокатов) (вместе "Претензий"), проистекающий из претензий, заявленных или поданных от имени Пациента (или его представителей или иждивенцев) в связи с причинением вреда здоровью (в том числе смертью), произошедшим от или могущими быть обусловленными проектированием, производством, изготовлением Устройства;

(b)   Обязательство по индемнификации, предусмотренное в настоящем пункте 12.1, не должны применяться в случае возникновения и в степени таких Претензий, если те возникли в результате (i) умышленного нарушения или халатности со стороны Индемнифицируемых лиц Больницы или (ii) "единоличной халатности" одного или любого из Индемнифицируемых лиц Больницы;

(c)   Индемнифицируемые лица Больницы должны направить Изготовителю письменное уведомление о Претензии не позднее 14 (четырнадцати) дней после получения Индемнифицируемыми лицами Больницы уведомления о такой Претензии, по которой подаётся требование о индемнификации;

(d)   Изготовитель должен имеет единоличный контроль в отношении защиты и урегулирования Претензии, по которой подаётся требование о индемнификации, а Индемнифицируемые лица Больницы должны содействовать Изготовителю и его юридическим представителям в расследовании и защите по Претензии;

(e)   Изготовитель обязан действовать разумно и добросовестно в отношении защиты или урегулирования Претензии и не будет добиваться какого либо урегулирования, которое потребует признания нарушения со стороны Индемнифицируемого лица Больницы без согласия такого Индемнифицируемого лица Больницы;

(f)   Индемнифицируемые лица Больницы могут за свой собственный счёт обратиться за отдельной юридической консультацией.

12.2	By Hospital and Principal Surgeon:	Со стороны Больницы и Главного врача:

(a)    Hospital and Principal Surgeon hereby agree to indemnify, defend and hold harmless Manufacturer and its directors, officers, shareholders, agents, and employees (hereafter collectively referred to as “Manufacturer Indemnitees”) from and against any and all Claims arising out of claims made or brought on behalf of Patient (or his dependents) for personal injury (including death) that arises from or is attributable to the services provided by Hospital and Principal Surgeon in connection with the Surgery.

(b)    The indemnification obligation set forth in this Section 12.2 shall not apply in the event and to the extent that such Claims arose as a result of (i) the wilful misconduct or negligence by Manufacturer Indemnitees; (ii) the “sole negligence” of one or any of the Manufacturer Indemnitees; or (iii) the design, production or manufacture of the Device by any of the Manufacturer Indemnitees.

(c)    Manufacturer Indemnitees shall provide the Hospital written notice of a Claim no later than fourteen (14) days after the Manufacturer Indemnitees have notice of such Claim for which indemnification is sought.

(d)    Hospital and Principal Surgeon shall have sole control of the defense and settlement of a Claim for which indemnification is sought, and Manufacturer Indemnitees shall cooperate with the Hospital, Principal Surgeon and their legal representatives in the investigation and defense of the Claim.

(e)    Hospital and Principal Surgeon shall act reasonably and in good faith with respect to the defense or settlement of the Claim and will not reach any settlement which requires an admission of fault by a Manufacturer Indemnitee without that Manufacturer Indemnitee’s consent.

(f)    Manufacturer Indemnitees may, at their own expense, obtain separate legal counsel.

(a)   Настоящим Больница и Главный врач соглашаются индемнифицировать, защищать и ограждать Изготовителя и его директоров, должностных лиц, акционеров, посредников и сотрудников, (в дальнейшем именуемым в совокупности "Индемнифицируемые лица Изготовителя") от и против любых и всех претензий, заявленных или поданных от имени Пациента (или его иждивенцев) в связи с причинением вреда здоровью (в том числе смертью), произошедшим от или могущими быть обусловленными услугами, оказанными Больницей и Главным врачом в связи с Хирургической операцией.

(b)   Обязательство по возмещению ущерба, изложенные в настоящем пункте 12.2, не должны применяться в случае возникновения и в степени таких Претензий, если те возникли в результате (i) умышленного нарушения или халатности со стороны Индемнифицируемых лиц Изготовителя или (ii) "единоличной халатности" одного или любого из Индемнифицируемых лиц Изготовителя; или (iii) проектирования, производства или изготовления Устройства любым из Индемнифицируемых лиц Изготовителя.

(c)   Индемнифицируемые лица Изготовителя должны направить Больнице письменное уведомление о Претензии не позднее 14 (четырнадцати) дней после получения Индемнифицируемыми лицами Изготовителя уведомления о такой Претензии, по которой подаётся требование о индемнификации.

(d)   Больница и Главный врач должны имеет единоличный контроль в отношении защиты и урегулирования Претензии, по которой подаётся требование о индемнификации, а Индемнифицируемые лица Изготовителя обязаны содействовать Больнице, Главному врачу и их юридическим представителям в расследовании и защите по Претензии.

(e)   Больница и Главный врач обязаны действовать разумно и добросовестно в отношении защиты или урегулирования Претензии и не не будет добиваться какого либо урегулирования, которое потребует признания нарушения со стороны Индемнифицируемого лица Изготовителя без согласия такого Индемнифицируемого лица Изготовителя.

(f)   Индемнифицируемые лица Изготовителя могут за свой собственный счёт обратиться за отдельной юридической консультацией.

	The obligations of the parties under this Section 12 shall survive the termination of the Agreement.	Обязательства сторон, предусмотренные в настоящем разделе 12, не должны прекращаться после прекращения действия Соглашения.

13.	Fees	Гонорары

13.1	Manufacturer waives its fees for the use of the Device and Manufacturer’s involvement in the Surgery.	Изготовитель отказывается от своих гонораров за использование Устройства и участие Изготовителя в Хирургической операции.

14.	Notices	Уведомления

14.1	All notices or consents required or permitted by this Agreement shall be in writing in the English language, and shall be deemed given when delivered in person or deposited in first class registered or certified mail, return receipt requested, postage prepaid, or by recognized international, commercial, overnight courier, or given by facsimile with a confirmation copy, by regular mail addressed to such party at the address set forth below, unless such address is changed from time to time by written notice hereunder:	Все уведомления или согласия, требуемые или разрешённые настоящим Соглашением, должны подаваться в письменном виде на английском языке и считаются поданными при их личной доставке или отправке заказным почтовым отправлением первого класса или почтовым отправлением с объявленной ценностью с уведомлением о получении, оплаченным почтовым сбором, либо признанной международной коммерческой курьерской службой, обеспечивающей доставку в течение одного дня, либо при их отправке по факсу с подтверждением получения, либо обычной почтой на нижеуказанный адрес соответствующей стороны, если такой адрес не будет изменён время от времени путём подачи письменного уведомления, как предусмотрено в настоящем Соглашении:

14.2	If to Manufacturer: Thomas W. McNaughton, Chief Financial Officer Harvard Apparatus Regenerative Technology, Inc. 84 October Hill Road Holliston, MA 01746 Tel: 1+ (508) 893-8999 Fax: 1+ (508) 892-6135

Изготовителю:

Томасу У. МакНотону, директору по финансам (Thomas W. McNaughton, Chief Financial Officer)

Harvard Apparatus Regenerative Technology, Inc.

84 October Hill Road

Holliston, MA 01746

Тел.: 1+ (508) 893-8999

Факс: 1+ (508) 892-6135

If to Hospital:

State Budget Institution of Public Health Department  Regional Clinical Hospital # 1 after Prof. S.V. Ochapovsky

1st May Street 167,

Krasnodar 350086

Tel: (861) 252 85 91, 252 73 02

Fax: (861) 252 82 17, 215 35 12

If to Principal Surgeon:

[——————]

В Больницу:

Государственное бюджетное учреждение общественного здравоохранения "Региональная клиническая больница № 1 имени проф. С.В. Очаповского

Ул. 1 мая, 167,

Краснодар 350086

Тел.: (861) 252 85 91, 252 73 02

Факс: (861) 252 82 17, 215 35 12

Главному врачу:

[——————]

15.	Legal proceeding reimbursement	Возмещение затрат на судебно-процессуальные действия

15.1	In the event that Hospital is requested or authorized by Manufacturer or required by government regulation, subpoena, or other legal process to produce documents or any Hospital personnel in any legal proceeding with respect to the Surgery, or Manufacturer’s use of the results of the Surgery, or pursuant to this Agreement, Manufacturer will, so long as Hospital is not a party to the proceeding in which the information is sought, reimburse Hospital for its time and expense, as well as the fees and expenses of its counsel incurred in responding to such a request.	В случае, если Изготовитель запрашивает или уполномочивает Больницу, либо если от нее по государственным нормативным актам, повесткам о вызове в суд или иначе в судебном порядке требуется предоставление документов или любых из сотрудников Больницы для участия в любых судебно-процессуальных действиях в отношении Хирургической операции, использования Изготовителем результатов Хирургической операции либо согласно настоящему Соглашению, Изготовитель, при условии, что Больница не является одной из сторон судебного процесса, для которого требуется информация, должен компенсировать Больнице потраченное время и расходы, а также гонорары и расходы её юридических советников, понесённые в ходе предоставления ответа на такой запрос.

16.	Miscellaneous	Прочие положения

16.1

This Agreement will be governed by and construed in accordance with the following:

(a)  as to any matter or matters which relate to the performance of the Surgery and/or the medical care or treatment of the Patient, the laws of the Russian Federation;

(b)  as to any matter or matters which relate to the existence, validity, entitlement to use or the ownership of any intellectual property (including but without limitation the Device, the Clinical Protocol, Confidential Information, the Manufacturer Invention, the Hospital Invention and any Joint Invention), the federal laws of the USA and the laws of the Commonwealth of Massachusetts (and as between them without regard to conflicts of laws principles); and

(c)  as to all other matters relating to or otherwise connected with this Agreement including its existence and validity, the laws of the Russian Federation without regard to conflicts of laws principles and so that where any matter contains a number of elements which do not all fall within one only of (a), (b) or (c) above such separate elements will be governed by the different laws as set out in (a), (b) or (c) notwithstanding that they together form part of the same matter.

Настоящее Соглашение регулируется и толкуется в соответствии с:

(a)    законами Российской Федерации по любому вопросу или вопросам, относящихся к выполнению Хирургической операции и/или медицинской помощи или лечению пациента;

(b)    федеральными законами США и законами штата Массачусетс (а также в отношениях между ними без учёта принципов коллизионного права) по любому вопросу или вопросам, относящимся к наличию, действительности, прав на использование или на владение в отношении интеллектуальной собственности (включая, но без ограничений в отношении Устройства, Клинического протокола, Конфиденциальной Информации, Изобретения Изготовителя, Изобретения Больницы и любого Совместного изобретения); и

(c)    законами Российской Федерации по прочим вопросам, связанным или иным образом относящимся к данному Соглашению, в том числе по его наличию и действительности

без учёта принципов коллизионного права и по любому вопросу, содержащему ряд элементов, не все из которых попадают только в один из вышеуказанных подпунктов (а), (b) или (с) выше, такие отдельные элементы будут регулироваться различными законами, указанными в подпунктах (а), (b) или (с), несмотря на то, что они вместе являются частью одного и того же вопроса.

16.2

Each party hereto unconditionally and irrevocably:

(a)  agrees that the execution, delivery and performance by it of this Agreement and all other agreements, contracts, documents and writings relating to this Agreement constitute private and commercial acts and not public or governmental acts;

(b)  agrees that should any proceedings be brought against it or its assets, other than the assets protected by the diplomatic and consular privileges under the US Foreign Sovereign Immunities Act or any analogous legislation (“Exempted Assets”) in any jurisdiction, in relation to this Agreement or any transaction contemplated by this Agreement, no immunity, sovereign or otherwise, from such proceedings, executions, attachment or other legal process shall be claimed by or on behalf of itself or with respect to any of its assets (other than the Exempted Assets);

(c)  consents generally in respect of the enforcement of any judgment against it in any proceedings in any jurisdiction to the giving of any relief or the issue of any process in connection with such proceedings including without limitation the making, enforcement or execution against or in respect of any property irrespective of its use or intended use subject to sub-clause (b) above.

Каждая сторона к настоящему Соглашению, безусловно и бесповоротно:

(a)  соглашается, что исполнение, поставка и выполнение ею данного Соглашения, и всех прочих договоров, контрактов, документов и письменных материалов, относящихся к данному Соглашению являются частными и коммерческими действиями, а не государственными или правительственными актами;

(b)  соглашается, что если будет начато какое-либо разбирательство, против неё или её активов, за вычетом активов, защищенных дипломатическими и консульскими привилегиями по Закону США о Иностранном Суверенном Иммунитете или любому аналогичному законодательству (“Исключённые активы") в любой юрисдикции, в отношении данного Соглашения или любых сделок, предусмотренными данным Соглашением, то никакого иммунитета суверенного ли или иначе, от таких разбирательств, исполнения, наложения ареста или иного судопроизводства не может быть затребовано напрямую или от своего имени или в отношении к любым своим активам, (за вычетом Исключённых активов);

(c)  в общем соглашается относительно исполнения против себя любого судебного решения, по любому судопроизводству в любой юрисдикции об удовлетворении требований или начале любых процессов в связи с такими разбирательствами, включая, без ограничения, вынесение, принудительное выполнение или исполнения решения против или в отношении любого имущества независимо от его использования или предполагаемого использования обусловленного действием подпункта (b) выше.

16.3	Any dispute arising out of or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be finally settled by arbitration under the Rules of the International Centre for Dispute Resolution. The place of arbitration shall be Moscow, Russia Federation, and the English language shall be used in the proceedings. Any arbitration award shall be final and binding and may, if necessary, be enforced by any court or authority having competent jurisdiction. The parties undertake and agree that all arbitral proceedings conducted hereunder shall be kept strictly confidential, and all information, documentation, materials in whatever form disclosed in the course of the proceedings shall be used solely for the purpose of those proceedings. Notwithstanding the aforesaid, nothing in this Section 16.1 shall prevent a party from seeking injunctive or equitable relief by a court of competent jurisdiction.	Любой спор, вытекающий из настоящего Соглашения или возникающий в связи с ним, или с его нарушением, расторжением или недействительностью, окончательно решается путём арбитража, согласно Правилам Международного центра разрешения споров. Местом арбитражного разбирательства должна быть Москва, Российская Федерация, и судопроизводство должно будет производится на английском языке. Любое решение арбитражного суда является окончательным и обязательным для исполнения и при необходимости может быть принудительно исполнено любым судом или органом, имеющим соответствующую юрисдикцию. Стороны обязуются и соглашаются с тем, что все арбитражные процессы, которые будут проходить по настоящему Соглашению, должны оставаться строго конфиденциальными и что вся информация, документация и все материалы в любой форме, предоставленные в ходе процесса, должны использоваться исключительно для целей такого процесса. Невзирая на изложенное выше, ничто содержащееся в настоящем пункте 16.1 не запрещает стороне обращаться за принятием обеспечительных мер или средств судебной защиты по праву справедливости в суд соответствующей юрисдикции.

16.4	If any provision of this Agreement is held to be invalid, void or illegal, it will be severed from this Agreement and will not affect, impair or invalidate any other provision, and it will be replaced by a provision which comes closest to such severed provision in language and intent without being invalid, void or illegal. The parties hereby agree to waive trial by jury.	Если какое-либо положение настоящего Соглашения будет признано недействительным, не имеющим юридической силы или незаконным, то оно будет выделено из настоящего Соглашения и не будет влиять, ухудшать или делать недействительными любые другие положения, и оно будет заменено положением, наиболее близким по формулировке и смыслу к такому выделенному положению, но при этом не являющимся недействительным, не имеющим юридической силы или незаконным. Тем самым стороны соглашаются на отказ от рассмотрения дела с участием присяжных.

16.5	Neither this Agreement nor any of the rights or obligations hereunder may be transferred or assigned by any party without the prior express written consent of the other party, except that Manufacturer may assign this Agreement to an acquirer of a majority of the voting power of Manufacturer’s then outstanding capital securities or to a purchaser of all or substantially all of Manufacturer’s business or assets. Any purported transfer or assignment in violation of this section is void.	Ни настоящее Соглашение, ни какие либо права или обязанности, по нему, не могут передаваться или переуступаться ни одной из сторон без предварительного письменного согласия другой стороны, за исключением случаев, когда Изготовитель может переуступить данное Соглашение приобретателю большинства прав голоса по акционерному капиталу Изготовителя или покупателю всех или фактически всех активов или деятельности Изготовителя. Любая предполагаемая передача или любая предполагаемая переуступка в нарушение данного раздела не имеет юридической силы.

16.6	This Agreement will be binding upon and inure to the benefit of each of the parties and their respective permitted successors and permitted assigns. No right under this Agreement or breach hereof may be waived except in writing signed by the parties hereto. The failure of any party to require performance of any provision of this Agreement will not be construed as a waiver of such party’s rights to insist on performance of such provision or any other provision at some other time.	Настоящее Соглашение обязательно для исполнения и действительно в интересах каждой из сторон и их соответствующих разрешённых наследников и разрешенных правоприёмников. Никакого отказа от любого из прав, предусмотренных настоящим Соглашением или возникающих в случае его нарушения, не может произойти, если такой отказ не оформлен в письменной форме и не подписан сторонами данного Соглашения. Отсутствие требования о выполнении любого положения данного Соглашения одной из сторон, не будет истолковано как отказ данной стороной от прав настаивать на выполнении такого положения или любого другого положения в какое-либо другое время.

16.7	This Agreement, together with all documents referenced herein, constitutes the entire agreement and understanding among the parties regarding the subject matter addressed herein and supersedes and replaces all prior negotiations, understandings and agreements, proposed or otherwise, whether written or oral, concerning the subject matter hereof.	Настоящее Соглашение вместе со всеми документами, ссылки на которые содержатся в нем, составляет полное соглашение и взаимопонимание между сторонами в отношении предмета соглашения, рассматриваемого в данном Соглашении, и лишает силы и заменяет все предыдущие переговоры, взаимопонимания и соглашения, предполагаемые ли или нет, в письменной или устной форме, в отношении предмета данного Соглашения.

16.8	This Agreement may not be modified or varied except by a written document signed by all of the parties to this Agreement. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.	Данное соглашение не может быть изменено или исправлено, кроме как посредством письменного документа, подписанного всеми сторонами данного Соглашения. Данное Соглашение может быть подписано в нескольких экземплярах, каждый из которых будет считаться оригиналом, но которые вместе взятые будут составлять один и тот же инструмент.

[Signature page follows.]

[Подписи - на следующей странице.]

IN WITNESS WHEREOF, Manufacturer, Hospital and Principal Surgeon have caused this Agreement to be executed as of the date set forth below.

В СВИДЕТЕЛЬСТВО ИЗЛОЖЕННОГО ВЫШЕ Изготовитель, Больница и Главный врач подписали настоящее Соглашение на дату, указанную ниже.

HOSPITAL/ БОЛЬНИЦА:	MANUFACTURER/ ИЗГОТОВИТЕЛЬ:

State Budget Institution of Public Health Department Regional Clinical Hospital #1/ Государственное бюджетное учреждение здравоохранения «Краевая клиническая больница №1 имени профессора С.В. Очаповского	Harvard Apparatus Regenerative Technology, Inc.
Signature/ Подпись:	Signature/ Подпись:

/s/ Vladimir Alekseevich Porhanov	/s/ Thomas W. McNaughton

Printed Name/ Ф.И.О. прописью:	Printed Name/ Ф.И.О. прописью:

Vladimir Alekseevich Porhanov	Thomas W. McNaughton

Title/ Должность:	Title/ Должность:

Principal Surgeon	Chief Financial Officer

Date Signed/ Дата подписания:	Date Signed/ Дата подписания:

21.05.2012	21 May 2012

PRINCIPAL SURGEON/ ГЛАВНЫЙ ВРАЧ:

Signature/ Подпись:

/s/ Vladimir Alekseevich Porhanov

Printed Name/ Ф.И.О. прописью:

Vladimir Alekseevich Porhanov

Title/ Должность:

Principal Surgeon

Date Signed/ Дата подписания:

21.05.2012